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                                                                    Exhibit 23.1
                                                                    ------------



                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-18189 of Objective Systems Integrators, Inc. on Form S-8 of our reports dated August 2, 1996 and September 25, 1996, appearing in the Annual Report on Form 10-K of Objective Systems Integrators, Inc. for the year ended June 30, 1996.


/s/ DELOITTE & TOUCHE LLP
-------------------------
Deloitte & Touche LLP

San Jose, California
February 20, 1997